-------------------------
SEMI - ANNUAL REPORT
-------------------------

     PERIOD ENDING SEPTEMBER 30, 2001


                  KENSINGTON

                  SELECT

                  INCOME

                  FUND

                  A MANAGED PORTFOLIO OF

                  REAL ESTATE SECURITIES

                  Income Oriented

---------------------------------
KENSINGTON SELECT INCOME FUND
---------------------------------

                               YIELD COMPARISON/1/

              8.5%                  4.2%                  3.5%
        Kensington Select   Average Real Estate
          Income Fund           Mutual Fund           Utility Stocks

AVERAGE ANNUAL RETURN
THROUGH 9/30/01
WITH ALL DISTRIBUTIONS REINVESTED                                  SIX MONTHS

Kensington Select Income Fund                                        19.04%
Merrill Lynch Preferred Index/2/                                      4.10%
--------------------------------------------------------------------------------

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are the average annual compound returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2001:

CLASS A SHARES

Reflecting 5.75% maximum sales charge                      12.17%

CLASS B SHARES

Reflecting applicable CDSC*                                13.54%
Not reflecting CDSC                                        18.54%

CLASS C SHARES

Reflecting applicable CDSC*                                17.55%
Not reflecting CDSC                                        18.55%

* CDSC = contingent deferred sales charge, maximum of 5%, payable only if shares are sold.
/1/ Source: Dow Jones Utility Average Index: Bloomberg Media Service, September 30, 2001. Average Real Estate Mutual Fund: Realty Stock Review, September 30, 2001.
/2/ The Merrill Lynch Preferred Index is a market capitalization weighted index that includes perpetual payment preferred issues. The Preferred Stock Index consists of a set of exchange-traded preferred stocks that are covered by Merrill Lynch Fixed Income Research. It is not possible to invest directly in any index.
     Past performance is not predictive of future performance. Investment return and net asset value will fluctuate so that investors shares, when redeemed, may be worth more or less than original cost. Performance is as of date indicated and may differ from current performance due to market volatility.

---------------------------------
KENSINGTON SELECT INCOME FUND
---------------------------------

A NOTE FROM THE PRESIDENT

Dear Shareholder,

Thank you for your investment in the Kensington Select Income Fund.

As Advisor to the Fund, Kensington Investment Group has a single goal-providing premier investment management services to real estate securities investors. Dedication to research, disciplined execution of investment strategies and excellent communication with clients are the focus of our organization.

We believe we are in the midst of a fundamental change in how commercial real estate is financed and owned. Underlying this transformation is a shift in ownership from the old private real estate empires to publicly traded securities. This transition is akin to that which has occurred in other capital intensive industries, such as steel, auto and banking, earlier this century. Capital intensive industries like real estate, which are privately held, gravitate towards public ownership because the public securities markets provide the lowest cost capital. We believe when investors look back in ten to fifteen years, this will be seen as a watershed period for the real estate industry, ushering in a period of significant growth, consolidation and public ownership of these businesses.

We believe that to successfully capitalize on this opportunity, three factors will be essential:

     - Acting in anticipation of the changes taking place in the commercial real estate markets.
     - Focusing on niche markets and using specialized strategies to our advantage.
     - Coordinating a team of professionals with superior skills and experience in the research, trading and management of real estate securities portfolios.

The following report reviews our investment results and portfolios for the period ending September 30, 2001. We invite your inquiries regarding any questions, comments or additional information you may require.

Sincerely,

/s/ John Kramer

John Kramer                                                                    2
President, Kensington Investment Group

---------------------------------
KENSINGTON SELECT INCOME FUND
---------------------------------


MANAGEMENT'S DISCUSSION & ANALYSIS

INVESTMENT STRATEGY REVIEW

Kensington Select Income Fund's investment objective is to provide high current income and to seek potential for modest long-term growth of capital. The Fund invests in securities issued by real estate investment trusts ("REITs") that own interests in commercial properties such as apartments, office buildings and shopping centers throughout the United States. The primary focus of the Fund will be in the Preferred/Senior Securities sector and higher yielding REIT common stocks. These strategies are summarized below.

PREFERRED / SENIOR SECURITIES

REIT preferred shares and senior securities provide income oriented investors an opportunity to own the preferred equity of public real estate companies at an attractive yield.

HIGH INCOME EQUITY REITS

The common stocks of REITs historically have paid high current dividends, particularly the small capitalization sector of the REIT market. Lack of Wall Street research coverage may provide opportunities to purchase these securities below their break-up value or with exceptionally high yields.

KENSINGTON SELECT INCOME FUND STRUCTURE

                            [Graphic appears Here]

================================================================================
     -    The Fund invests in 40 to 60 separate real estate securities.
     - Each security owns many properties. The Fund could ultimately own interests in 1000+ properties located in 35+ states.

POTENTIAL DIVERSIFICATION INVESTING
THROUGH A MUTUAL FUND

                              [MAP Appears Here]

This map does not represent the actual property types and/or locations held by securities in the Kensington Select Income Fund. This map is used to provide an example of the property type and location diversification potentially available to a mutual fund that invests in REITs.

--------------------------------------------------------------------------------
KENSINGTON SELECT INCOME FUND
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION & ANALYSIS (Continued)

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL RESULTS

The Kensington Select Income Fund completed the six month period (March 30, 2001 through September 30, 2001) with excellent results, generating a total return of 19.04%./1/ Given the Fund's focus on preferred stocks, this performance is particularly satisfying, considering the 4.10% return in the Merrill Lynch Preferred Index during this period. This also compares favorably to the 8.63% gain in the NAREIT Composite Index during this period./2/

The Kensington Select Income Fund also paid quarterly dividends at an annualized yield of 8.5%./3/ This compares favorably with the average REIT mutual fund yield of 4.2% and utility stocks at 3.5%./4/

                           YIELD COMPARISON

                                    [CHART]

Kensington Select
Income Fund                     8.5%

Average Real Estate
Mutual Fund                     4.2%

Utility Stocks                  3.5%

/1/ The total return quoted relates to the "A" shares and does not reflect the payment of sales charges (maximum of 5.75%). The sales charge is lower for investments of $50,000 or more. Results shown do not take into account income or capital gain taxes. The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Kensington Select Income Fund inception date is 3/30/01.
/2/ Source: Bloomberg. The Merrill Lynch Preferred Index is a market capitalization weighted index that includes perpetual payment preferred issues. The Preferred Stock Index consists of a set of exchange-traded preferred stocks that are covered by Merrill Lynch Fixed Income Research. The NAREIT Composite Index is an unmanaged index consisting of approximately 200 Real Estate Investment Trust stocks. The index does not reflect the deduction of expenses associated with a mutual fund. An investor cannot invest directly in an index.
/3/ Kensington Select Income Fund's dividend rate is the annualized rate on "A" shares based on the September 30, 2001 NAV. Annualized rate on "B" shares is 8.2%. Annualized rate on "C" shares is 8.3%.
/4/ Source: Dow Jones Utility Average Index: Bloomberg Media Service, September 30, 2001. Average Real Estate Mutual Fund: Realty Stock Review, September 30, 2001.

The Fund is well diversified geographically and by property type. The Fund's largest concentration is in the retail sector, followed by office and apartment properties.

                    PORTFOLIO COMPOSITION/5/
                             [CHART]

Diversified      12%
Storage           3%
Other             4%
Apartments       18%
Mortgage         10%
Hotel            11%
Retail           21%
Office           19%
Industrial        2%

INVESTMENT OUTLOOK AND STRATEGY

Kensington Select Income Fund's solid performance was a direct result of the Fund's strategy of investing in a portfolio of REIT preferred shares and senior securities as well as in higher yielding REIT common shares. The relatively high, secure dividend yields offered by these securities proved particularly attractive to investors in an environment characterized by a slowing economy and declining interest rates.

While political uncertainties and economic challenges may cause increased volatility in securities prices over the near-term, we do not believe it is possible to predict short-term market movements. Investors should consider real estate securities for long-term inclusion in a diversified portfolio, not as "quick fix" in a difficult economic environment.

Looking forward over a longer time horizon, we think three factors that have been driving the Fund's performance are still in place and will allow the Fund to continue to pay a high current dividend and produce attractive long-term rates of return.
                                                                              6

Portfolio holdings as of 9/30/01. Portfolio holdings subject to change.

--------------------------------------------------------------------------------
KENSINGTON SELECTINCOME FUND
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION & ANALYSIS (Continued)

    -  Long-term real estate fundamentals make sense
    - REITs should deliver positive earnings growth, despite a difficult economy
    -  REITs offer high dividend income, particularly REIT preferred stocks

LONG-TERM REAL ESTATE FUNDAMENTALS MAKE SENSE

The potential for further economic weakness has increased and the demand for space will likely continue to soften as the economy bottoms. Two factors are working to offset the impact of the slowdown in demand at the property level. First, property occupancy rates were quite high heading into the slowdown. Second, construction activity, which we believe dictates the long-term health of the real estate industry, had already declined 20% below its peak level and should decline further. Current construction activity underway represents only about a 3% addition to the existing supply of space. While the slowdown in the economy will clearly have an impact, real estate industry fundamentals were on solid footing as we entered this year. We continue to expect a healthy balance between supply and demand at the property level over the long-term.

REITS SHOULD DELIVER POSITIVE EARNINGS GROWTH, DESPITE A DIFFICULT ECONOMY

There is a mitigating factor to the impact any slowdown in demand will have on property level revenues. Due to the strong growth in rental rates over the last five years, the difference between current "in-place" rents and market "asking" rents is quite large in many markets. Due to the long-term nature of many property leases, it can take several years to "roll over" a building's tenant base to current market rents. This is most frequently found in office and retail properties. After the last several years of rent increases, many tenants are paying "in-place" rents well below current market "asking" rents. Even though current market "asking" rents are declining from peak levels, many tenants will still face rent increases when their leases come up for renewal. Thus, even as occupancies and current "asking" rents decline, gross property level rental revenue can increase as "below market" rate tenants renew their leases. We expect REIT earnings growth rate to slow to around 5% over the next two years.

REITS 0FFER POTENTIALLY HIGH DIVIDEND INCOME,
PARTICULARLY REIT PREFERRED STOCKS

REIT common stock dividend rates are in excess of 7% and are well covered by operating cash flow. REIT preferred stock yields are in excess of 9%. Thus, we feel that current dividends are fairly secure.

CONCLUSION

We are pleased to report that the Fund has produced a gain of 19.04% for the six months ended September 30, 2001 (March 30, 2001 through September 30, 2001).

Moving forward, we are optimistic about the prospects for real estate companies. While world events and a slowing economy are a concern, we do not believe a prolonged recession is likely. The government has adequate flexibility in both fiscal policy and monetary policy to stimulate the economy. Additionally, real estate markets entered this year on solid footing. Even though a slowing economy will cause growth rates to slow somewhat, REITs should generate earnings positive growth in 2002. We feel this combination of growing earnings and healthy dividend yields should generate attractive total returns.

Thank you once again for the confidence you have shown in our investment approach. Should you have any questions or require anything further, please contact your financial representative or Kensington's Investor Services Department at (800) 253-2949.

[GRAPH]
/s/
PAUL GRAY
Portfolio Manager

-------------------------------------------------------------------------------
KENSINGTON SELECT INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
SEPTEMBER 30, 2001 (Unaudited)

                                               SHARES          MARKET VALUE
Preferred Stocks (97.7%)
Real Estate Investment Trust (97.7%)
Apartment Investment & Management
   Company, Class Q, 10.10%                      28,200     $       712,050
Apartment Investment & Management
   Company, Class R, 10.00%                      36,000             903,600
Associated Estates Realty, Series A, 9.75%       76,600           1,915,000
CarrAmerica Realty Corporation,
   Series B, 8.57%                               17,705             429,516
CarrAmerica Realty Corporation,
   Series C, 8.55%                                1,500              35,245
Colonial Properties Trust, Series A, 8.75%       41,000           1,022,950
Corporate Office Properties Trust,
   Series B, 10.00%                              20,100             502,500
Corporate Office Properties Trust,
   Series E, 10.25%                              22,200             566,100
Corporate Office Properties Trust,
   Series F, 9.875%                              40,000             994,800
Crown American Realty Trust,
   Series A, 11.00%                              27,600           1,396,560
Developers Diversified Realty,
   Class A, 9.50%                                65,300           1,625,970
Developers Diversified Realty,
   Class B, 9.44%                                41,500           1,037,500
EastGroup Properties, Incorporated,
   Series A, 9.00%                               13,800             339,480
Equity Inns, Incorporated, Series A, 9.50%       21,100             403,010
Equity Office Properties Trust,
   Series A, 8.98%                                3,000              76,350
Equity Office Properties Trust,
   Series D, 9.45%                               11,100             282,495
Felcor Lodging Trust, Series B, 9.00%            83,300           1,745,135
First Union Real Estate, Series A, 8.40%          3,000              63,300
Glenborough Realty Trust, Series A, 7.75%         8,500             163,540
Glimcher Realty Trust, Series B, 9.25%           48,500           1,086,400
Great Lakes REIT, Incorporated,
   Series A, 9.75%                                3,600              90,540
Highwoods Properties, Incorporated,
   Series B, 8.00%                               10,000             223,296

                      See notes to financial statements.

Real Estate Investment Trust (continued)         SHARES        MARKET VALUE
Highwoods Properties, Incorporated,
   Series D, 8.00%                                1,200         $    27,024
Hospitality Properties Trust,
   Series A, 9.50%                               11,600             279,328
Host Marriott Corporation, Class C, 10.00%        8,900             204,077
HRPT Properties Trust, Series A, 9.875%2        100,059           2,530,492
Innkeepers USA Trust, Series A, 8.625%           21,100             406,175
iStar Financial, Incorporated,
   Series B, 9.375%                              43,500           1,087,500
iStar Financial, Incorporated,
   Series C, 9.20%                               36,400             913,640
Jameson Inns, Incorporated,
   Series A, 9.25%                               12,100             169,400
La Quinta Properties, Series A, 9.00%            36,700             730,330
Mid-America Apartment Communities,
   Incorporated, Series A, 9.50%                 30,900             768,174
Mid-America Apartment Communities,
   Incorporated, Series B, 8.875%                16,400             390,648
Mid-America Apartment Communities,
   Incorporated, Series C, 9.375%                42,100           1,035,660
Parkway Properties, Incorporated,
   Series A, 8.75%                                4,300             105,565
Prime Group Realty Trust, Series B, 9.00%        26,500             462,425
PS Business Parks, Incorporated,
   Series A, 9.25%                                3,000              74,400
Public Storage, Incorporated, Series A,
   Deposit Shares/2/                             47,650           1,250,813
Realty Income Corporation, Class B, 9.375%        1,700              42,500
Realty Income Corporation, Class C, 9.50%         2,500              63,850
Rouse Capital, Series Z, 9.25%                   19,000             461,700
Sovran Self Storage, Incorporated,
   Series B, 9.85%                               11,600             295,220
Taubman Centers, Incorporated,
   Series A, 8.30%                                8,000             176,080
U.S. Restaurant Properties, Series A, 7.72%      35,900             645,841
Winston Hotels, Incorporated,
   Series A, 9.25%                               14,500             261,000
                                                                 ----------
Total Preferred Stocks (Cost $28,401,332)                        27,997,179
                                                                 ==========
Real Estate Investment Trusts      (15.5%)
Apartments (0.2%)
Camden Property Trust                             1,500              55,650
                                                                 ----------

                                                                              10
                      See notes to financial statements.

---------------------------------
KENSINGTON SELECT INCOME FUND
---------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS SEPTEMBER 30, 2001 (Unaudited)
(Continued)

                                                 SHARES       MARKET VALUE
Diversified (1.3%)

First Union Real Estate/1/                       15,400       $     39,116
Keystone Property Trust                          27,000            342,900
                                                               -----------
                                                                   382,016
                                                               -----------
Mortgage (8.3%)
America First Mortgage Investments,
   Incorporated                                  12,900            114,165
Annaly Mortgage Management,
   Incorporated                                  88,400          1,277,380
Anthracite Capital, Incorporated                 52,000            540,800
FBR Asset Investment Corporation                 18,600            429,660
                                                               -----------
                                                                 2,362,005
                                                               -----------
Storage (2.1%)
Sovran Self Storage, Incorporated                22,000            607,200
                                                               -----------

Whole Loans (3.6%)
RAIT Investment Trust                            64,000          1,020,800
                                                               -----------
Total Real Estate Investment Trusts (Cost $4,192,460)            4,427,671
                                                               ===========
Total Investments (Cost $32,593,792) (a) - 113.2%               32,424,850
Liabilities in excess of other assets - (13.2)%                 (3,780,886)
                                                               -----------
NET ASSETS - 100.0%                                          $  28,643,964
                                                               ===========



                                                 SHARES       MARKET VALUE


Securities Sold Short (2.0%)

Host Marriott Corporation                       (50,000)     $    (352,500)
Innkeepers USA Trust                             (4,000)           (36,000)
La Quinta Properties                            (40,000)          (176,000)
                                                               -----------
Total Securities Sold Short [Proceeds ($515,657)]            $    (564,500)
                                                               ===========

/1/ Represents non-income producing securities.

/2/ Portion of security is held as collateral with broker and custodian for securities sold short.

    (a) Represents cost for financial reporting purposes and differs from value by net unrealized depreciation as follows:

    Unrealized appreciation................  $  591,407
    Unrealized depreciation................    (809,192)
                                               --------
    Net unrealized depreciation............  $ (217,785)
                                               ========

                      See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2001 (Unaudited)

ASSETS

Investments, at value (cost $32,593,792)                            $32,424,850
Deposits with broker and custodian bank
  for securities sold short                                             428,656
Collateral for securities loaned                                        119,886
Interest and dividends receivable                                       237,125
Receivable for investments sold                                         656,672
Receivable for capital shares issued                                    562,934
Prepaid expenses and other assets                                        53,941
                                                                    -----------
  Total Assets                                                       34,484,064
                                                                    -----------
LIABILITIES

Demand loan payable to bank                                           2,774,541
Securities sold short (proceeds $515,657)                               564,500
Payable for return of collateral received for securities on loan        119,886
Payable for investments purchased                                     2,368,877
Accrued expenses and other payables
  Investment advisory fees                                                1,817
  Distribution fees                                                      10,479
                                                                    -----------
  Total Liabilities                                                   5,840,100
                                                                    -----------
NET ASSETS                                                          $28,643,964
                                                                    ===========
Capital                                                             $29,122,296
Distributions in excess of net investment income                        (80,699)
Net unrealized depreciation on investments                             (217,785)
Accumulated net realized losses on investments                         (179,848)
                                                                    -----------
  Net Assets                                                        $28,643,964
                                                                    ===========
  Class A
    Net Assets                                                      $16,394,974
    Shares outstanding                                                  575,089
                                                                    -----------
    Redemption price per share                                      $     28.51
                                                                    ===========
  Maximum Sales Charge - Class A                                           5.75%
  Maximum Offering Price
    [100%/(100%-Maximum Sales Charge) of net asset                  -----------
    value adjusted to the nearest cent] per share                   $     30.25
                                                                    ===========
  Class B
    Net Assets                                                      $ 4,266,420
    Shares outstanding                                                  150,045
                                                                    -----------
    Offering price per share/1/                                     $     28.43
                                                                    ===========
  Class C
    Net Assets                                                      $ 7,982,570
    Shares outstanding                                                  280,915
                                                                    -----------
    Offering price per share/1/                                     $     28.42
                                                                    ===========

/1/ Redemption price per share varies by length of time shares are held.

                     See notes to financial statements.

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KENSINGTON SELECT INCOME FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED SEPTEMBER 30, 2001/1/
(Unaudited)

INVESTMENT INCOME
Interest                                                       $    1,692
Securities lending income                                             172
Dividend                                                          661,283
                                                                ---------
   Total Investment Income                                        663,147
                                                                ---------
EXPENSES

Investment advisory fees                                           46,614
Administration fees                                                25,151
Distribution fees
   Class A                                                          7,298
   Class B                                                          7,651
   Class C                                                          9,771
Custodian fees                                                      2,970
Transfer agent fees                                                 3,079
Trustees' fees                                                        307
Interest expense                                                   24,773
Other expenses                                                     29,414
                                                                ---------
   Total expenses before waivers                                  157,028
   Less expenses waived by the Investment Advisor                 (44,605)
                                                                ---------
   Net Expenses                                                   112,423
                                                                ---------
   Net Investment Income                                          550,724
                                                                ---------
REALIZED/UNREALIZED LOSSES
FROM INVESTMENTS

Net realized losses from investments and securities
   sold short                                                    (179,848)
Net change in unrealized depreciation from investments and
   securities sold short                                         (217,785)
Net realized/unrealized losses from investments and
   securities sold short                                         (397,633)
                                                                ---------
Change in net assets resulting from operations                 $  153,091
                                                                =========

/1/ Commencement of operations was March 30, 2001.

                      See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                               FOR THE
                                                             PERIOD ENDED
                                                        SEPTEMBER 30, 2001/1/
                                                             (Unaudited)

FROM INVESTMENT ACTIVITIES

OPERATIONS

Net investment income                                            $   550,724
Net realized losses from investments and
   securities sold short                                            (179,848)
Net change in unrealized depreciation from
   investments and securities sold short                            (217,785)
                                                                 -----------
Change in net assets resulting from operations                       153,091
                                                                 -----------
DIVIDENDS TO
CLASS A SHAREHOLDERS

From net investment income                                          (385,432)

DIVIDENDS TO
CLASS B SHAREHOLDERS

From net investment income                                           (97,591)

DIVIDENDS TO
CLASS C SHAREHOLDERS

From net investment income                                          (148,400)
                                                                 -----------
Change in net assets from dividends
   to shareholders                                                  (631,423)
                                                                 -----------

CAPITAL TRANSACTIONS

Proceeds from shares issued                                       29,216,709
Shares issued in reinvestment of dividends                           387,657
Payments for shares redeemed                                        (482,070)
                                                                 -----------
Change in net assets from capital transactions                    29,122,296
                                                                 -----------
Change in net assets                                              28,643,964

NET ASSETS

Beginning of period                                                       --
                                                                 -----------
End of period                                                    $28,643,964
                                                                 ===========

/1/ Commencement of operations was March 30, 2001.

                      See notes to financial statements.

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KENSINGTON SELECT INCOME FUND
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                          FOR THE PERIOD ENDED SEPTEMBER 30, 2001/1/ (Unaudited)

                                   CLASS A        CLASS B          CLASS C
NET ASSET VALUE --
BEGINNING OF PERIOD               $   25.00    $      25.00       $   25.00
                                  ---------    ------------       ---------
INVESTMENT
ACTIVITIES

Net investment income                  1.14            1.10            1.07
Net realized and unrealized
   gains from investments              3.58(a)         3.49(a)         3.53(a)
                                  ---------    ------------       ---------
Total from Investment Activities       4.72            4.59            4.60
                                  ---------    ------------       ---------
DIVIDENDS

Net investment income                 (1.21)          (1.16)          (1.18)
                                  ---------    ------------       ---------
Total Dividends                       (1.21)          (1.16)          (1.18)
                                  ---------    ------------       ---------
NET ASSET VALUE --
END OF PERIOD                     $   28.51    $      28.43       $   28.42
                                  =========    ============       =========
Total Return (excludes sales
charge)                               19.04%(b)       18.54%(b)       18.55%(b)

RATIOS/SUPPLEMENTARY
DATA

Net Assets, End of Period (000's) $   16,395   $      4,266       $   7,983


Ratio of expenses to average net
     assets (excluding dividend
     and interest expense)              1.60%(c)       2.35%(c)        2.35%(c)

Ratio of expenses to average net
     assets (including dividend
     and interest expense)              2.13%(c)       2.89%(c)        2.89%(c)

Ratio of net investment income
   to average net assets               11.82%(c)      11.50%(c)       12.04%(c)

Portfolio Turnover                     10.07%         10.07%          10.07%

/1/  Commencement of operations was March 30, 2001.

(a) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(b)  Not-Annualized.

(c)  Annualized.

                      See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2001 (Unaudited)


1. ORGANIZATION

The Coventry Group (the "Group") was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. Between the date of organization and the date of commencement of operations (March 30, 2001) of the Kensington Select Income Fund (the "Fund"), a series of the Group, the Fund earned no investment income and had no operations other than incurring organizational expenses. The Fund's investment objective is to seek high current income and potential for modest long-term growth of capital.

The Fund is authorized to offer three classes of shares: Class A, Class B and Class C shares. Class A shares are sold with a maximum front-end load charge of 5.75%. Class B shares are sold without a front-end load but have a maximum deferred sales charge of 5.00%. Class C shares are sold without a front-end load, but have a deferred sales charge of 1.00% that is applied to redemptions within one year of purchase.

2. SIGNIFICANT ACCOUNTING PRINCIPLES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

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KENSINGT0N SELECT INCOME FUND
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2001 (Unaudited) (Continued)

SECURITIES VALUATION
The Fund invests primarily in real estate securities, including securities issued by real estate investment trusts (REITs), master limited partnerships and other real estate companies. Investments in these issuers include common, convertible and preferred stock and debt securities, rights or warrants to purchase common stock and limited partnership interests. These securities are valued at their market values determined on the basis of the latest available bid quotation in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded.

REPURCHASE AGREEMENTS

The Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. Repurchase agreements are considered to be loans under the 1940 Act.

SECURITY TRANSACTIONS AND RELATED INCOME

Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

SHORT SALE TRANSACTIONS
Short sales are transactions in which the Fund sells a security it does not own (but has borrowed) in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale, the Fund then is obligated to replace the security borrowed by purchasing it in the open market at a later date. The Fund will incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. The Fund is also at risk of incurring dividend expense if a security that has been sold short declares a dividend. The Fund must pay the dividend to the lender of the security. All short sales must be collateralized in accordance with the applicable exchange or broker requirements. The Fund maintains the collateral in a segregated account with its custodian and broker, consisting of cash and equities sufficient to collateralize its obligation on the short positions.

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, if any, are declared and paid quarterly and net realized capital gains, if any, are declared and distributed at least annually.

Dividends from net investment income and from net realized capital gains are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

--------------------------------------------------------------------------------
KENSINGTON SELECT INCOME FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2001 (Unaudited) (Continued)



These differences are primarily due to differing treatments for organization costs and deferrals of certain losses.

FEDERAL INCOME TAXES
It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes. The Fund's tax year-end is March 31.

SECURITIES LENDING
To generate additional income, the Fund may lend up to 33.33% of securities in which it is invested pursuant to agreements requiring that the loan be continuously secured by cash, U.S. government securities or other liquid, high-grade debt securities or by a letter of credit in favor of the Fund at least equal at times to 100% of the market value of the securities loaned, plus accrued interest. The Fund continues to earn interest and dividends on securities lent while simultaneously seeking to earn interest on the investment of collateral.

When cash is received as collateral for securities loaned, the Fund may invest such cash in short-term U.S. government securities, repurchase agreements or other short-term corporate securities. The cash or subsequent short-term investments are recorded as assets of the Fund, offset by a corresponding liability to repay the cash at the termination of the loan.

There may be risks, such as delay or an inability to regain the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the advisor to be of good standing and creditworthy under guidelines established by the Group's Board of Trustees and when, in the judgement of the advisor, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and are therefore, are not considered to be illiquid investments. At September 30, 2001, there were no securities loaned.

The loaned securities were fully collateralized by $119,886, which was invested in repurchase agreements at September 30, 2001.

OTHER

Expenses that are directly related to the Fund are charged directly to the Fund. Expenses relating to the Group are prorated to all the investment portfolios of the Group, including the Fund, on the basis of each Fund's relative net assets.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the period ending September 30, 2001 were $33,632,357 and $1,347,374, respectively.

4. RELATED PARTY TRANSACTIONS

The Fund retains Kensington Investment Group, Inc. (the "Advisor") to act as investment advisor pursuant to an Investment Advisory Agreement. As compensation for its advisory services, the Advisor receives a fee computed daily and paid monthly at the annual rate of 1.00% of the average daily net assets.

The Advisor has contractually agreed, until March 30, 2004, to waive fees and/or reimburse the Fund to the extent necessary to maintain Total Fund Operating Expenses for Class A, B and C shares at 1.60%,

-------------------------------------------------------------------------------
KENSINGTON SELECT INCOME FUND
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2001 (Unaudited) (Continued)

2.35% and 2.35%, respectively. For the first 36 full months of the Fund's operations, the Fund will pay or repay fees that were waived or reimbursed to the extent such payments or repayments would not cause the expenses of a Class to exceed the above limits. Kensington Investment Group has waived $44,605 in management fees for the period ended September 30, 2001.

BISYS Fund Services Ohio, Inc. d/b/a BISYS Fund Services ("BISYS") is a subsidiary of The BISYS Group, Inc.

BISYS, with whom certain officers and trustees of the Group are affiliated, serves the Fund as administrator, fund accountant and transfer agent under the Administration, Fund Accounting and Transfer Agency Agreements. Such officers and trustees are paid no fees directly by the Fund for serving as officers and trustees of the Group. Under the terms of the Agreements, BISYS's fees are computed daily as a percentage of the average net assets of the Fund in addition to a fee based on the number of shareholders in the Fund.

BISYS serves as the Fund's principal distributor (the "Distributor") and has entered into a Distribution and Shareholder Services Plan. This Plan is in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Fund will pay a monthly fee to the Distributor in annual rates equal to 0.25%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C, respectively. The Distributor may voluntarily choose to waive all or a portion of its fee.

5. SHARES OF BENEFICIAL INTEREST
Each share represents an equal proportionate interest in the Fund with other shares of the same series and class and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund. The following is a summary of transactions in Fund shares for the period ending September 30, 2001:

              FOR THE PERIOD ENDED SEPTEMBER 30,2001 (Unaudeted)

                               CLASS A                 CLASS B                  CLASS C
                        SHARES        AMOUNT      SHARES       AMOUNT       SHARES      AMOUNT
   ----------------------------------------------------------------------------------------------
   Beginning Shares         --   $        --         --    $       --          --    $       --
   Shares issued       582,111    16,896,054    149,235     4,306,303     277,482     8,014,352
   Shares reinvested     8,735       254,506      1,184        32,801       3,615       100,350
   Shares redeemed      15,757       466,158        374        10,606         182         5,306
                       -------   -----------   --------   -----------     -------    ----------
   Net increase        575,089    16,684,402   150,0454       328,498     280,915     8,109,396
                       -------   -----------   --------   -----------     -------    ----------
   Ending Shares       575,089   $16,684,402    150,045    $4,328,498     280,915    $8,109,396
                       =======   ===========   ========   ===========     =======    ==========

6. CONCENTRATION OF CREDIT RISK

The Fund invests a substantial portion of its assets in the equity securities of issuers engaged in the real estate industry, including REITs. As a result, the Fund may be more affected by economic developments in the real estate industry than would a diversified equity fund.

7. LEVERAGE

The Fund can buy securities with borrowed money including bank overdrafts (a form of leverage). Leverage exaggerates the effect on the net asset value of any increase or decrease in the market value of a Fund's portfolio securities. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.

8. BANK LOANS

Kensington Select Income Fund maintains a line of credit to a maximum amount of 33.33% of total net assets. Borrowings under this arrangement bear interest at seven-eighths of one percent above the Fed Funds rate. The average interest rate being charged for the period ending September 30, 2001, is 4.79%.

--------------------------------------------------------------------------------
KENSINGT ON SELECT INCOME FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2001 (Unaudited) (Continued)

Interest expense for the period ending September 30, 2001 was $24,773 for the Kensington Select Income Fund.

For the period ending September 30, 2001, the Kensington Select Income Fund had an average outstanding demand loan payable to Custodial Trust Company of $1,193,922.

23
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

INVESTMENT ADVISOR
Kensington Investment Group
4 Orinda Way, Suite 220 D
Orinda, California 94563
(800)253-2949
(925)253-9878 Fax
info@kig.com

ADMINISTRATOR AND DISTRIBUTOR
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219
(877)833-7114 Toll Free

LEGAL COUNSEL
Dechert Price & Rhoads
1775 Eye Street, NW
Washington, DC 20006

INDEPENDENT AUDITORS
Ernst & Young LLP
1100 Huntington Center
41 South High Street
Columbus, Ohio 43215

CUSTODIAN
Custodial Trust Company
101 Carnegie Center
Princeton, New Jersey 08540



This material does not constitute an offer to sell or a solicitation of an offer to buy any security. This material is authorized for distribution only when preceded or accompanied by a current prospectus for the Kensington Select Income Fund. The prospectus contains complete information including charges, expenses and ongoing fees and should be read carefully before investing. Performance information is prior to fees and expenses. Past performance may not be indicative of future results. Investment returns and principal value will fluctuate so shares may be worth more or less than their original cost.

Investments in the Fund are subject to the risks related to direct investment in real estate such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.